ARROW DOGS OF THE WORLD ETF

DOGS

(a series of Arrow Investments Trust)

Supplement dated January 2, 2018

the Prospectus and Statement of Additional Information dated December 18, 2017

Effective immediately, references to the Index’s “investment universe” are revised to reflect a current composition of 44 countries with a range of 40-48 countries.

The second paragraphs of “Principal Investment Strategies” on page 2 and on page 5 of the Prospectus are deleted and replaced as follows:

In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better performance compared to other securities. The Index selects securities based on a contrarian approach that looks for value in securities where a return reversal is expected during a rolling 12 month period for markets that previously experienced negative relative performance. Mean Reversion strategies prices and returns for the worst performing countries eventually move back toward the mean or average. On an annual basis, the Index will allocate equally among the five countries with the weakest relative strength among the investment universe. The investment universe is currently comprised of 44 countries, but may range from 40-48 countries. The Index selects stock baskets representing the top 75% of the market capitalization for each country selected. The Index looks at a company’s location and economic ties in determining its country designation. In general, weak relative strength is the tendency of an investment to exhibit persistence in its relative performance to a comparable universe over a period of time. The Index is looking for countries with the weakest relative strength among the countries in the investment universe.

This Supplement and the existing Summary Prospectus, Prospectus, and Statement of Additional Information dated December 18, 2017, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus, and Statement of Additional Information dated December 18, 2018, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-277-6933.